Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count
UPB
36
$4,813,081.08
In Foreclosure >= 180 Days
Count
UPB
0
In Bankruptcy >= 60 Days
Count
UPB
8
$797,555.43
REO >= 180 Days
Count
UPB
0
Loans with LTV >= 85% and Delinquent >= 60 Days(Excluded
BK, FC, FB, REO)
Count
UPB
8
$521,851.27
Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count
UPB
9
$275,176.06
Loans in Foreclosure >= 60 Days beyond state average
Count
UPB
0
MI Claims open >= 60 Days
Number of Loans
Total Claim Amount
Avg. Claim
Avg. Aging
0
REO Not on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
0
REO on Market and in Inventory >= 60 Days
Number of Loans
Total UPB
Avg. Days in Inventory
0
REO Prop in Eviction >= 60 Days
Number of Loans
Total UPB
Avg. Days in Eviction
0
BPO Reconciliation
Variance
Number of Loans
Total UPB
10 - 15%
5
$282,272.13
15 - 20%
3
$647,268.12
20 - 25%
2
$148,437.49
25 - 30%
2
$152,656.19
> 30%
8
$838,943.62
Red Flag Dashboard (OTS)
Date: 7/28/2005 10:36:21 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
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